UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 19, 2025

CHEMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 First Financial Center, 255 East 5th Street, Cincinnati, OH 45202

(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:

(513) 762-6690

Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock $1 par value	CHE	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.  Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)On May 19, 2025, Chemed Corporation held its annual meeting of stockholders.

(b)Stockholders voted on the matters set forth below:

Item 1. Election of Directors. The following directors, who constitute the entire Board of Directors, were elected at the meeting by the votes indicated:

Nominee	For	Against	Abstentions	Broker non-votes
Kevin J. McNamara	12,805,746	203,421	7,671	606,879
Ron DeLyons	12,956,743	51,694	8,403	606,879
Patrick P. Grace	10,511,691	2,496,934	8,214	606,879
Christopher J. Heaney	12,538,201	471,297	7,341	606,879
Thomas C. Hutton	12,702,073	305,444	9,322	606,879
Andrea R. Lindell	12,019,883	990,235	6,721	606,879
Elaine McCarthy	12,875,568	133,496	7,775	606,879
John M. Mount Jr.	12,957,467	50,841	8,531	606,879
George J. Walsh III	11,621,689	1,386,923	8,227	606,879

Item 2. Stock Incentive Plan. The proposal to approve and adopt the Company’s 2025 Stock Incentive Plan was approved with the following votes:

Voted
For	11,536,322
Against	1,473,289
Abstain	7,228
Broker non-votes	606,879

Item 3. Ratification of Independent Accountants. The proposal to ratify the appointment of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the company’s independent accountants for the year ending December 31, 2024, was approved with the following votes:

Voted
For	13,250,853
Against	365,426
Abstain	7,439
Broker non-votes	-

Item 4. Executive Compensation. The proposal to approve, on a non-binding basis, the Company’s executive compensation program, was approved with the following votes:

Voted
For	11,039,768
Against	1,656,237
Abstain	320,853
Broker non-votes	606,879

(c)The proposal to reduce the stockholder threshold for calling a special meeting to 10% that was set forth in the Company’s proxy was not presented at the meeting, as neither the proponent nor a representative attended the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated: May 20, 2025	By:	/s/ Michael D. Witzeman
Michael D. Witzeman
Executive Vice President and Chief Financial Officer